                                                                   EXHIBIT 10.24

                              AMENDED AND RESTATED
                               ASHLAND COAL, INC
                 DEFERRED COMPENSATION PLAN FOR DIRECTORS' FEES
            -------------------------------------------------------

1.  PURPOSE.

    The purpose of this Deferred Compensation Plan For Directors' Fees (as amended and restated effective January 1, 1994, the "Plan") is to provide each Director of Ashland Coal, Inc. with an opportunity to defer some or all the director's retainer and meeting fees, as well as any per diem compensation for special assignments, which may be payable to the Director for future services to be performed by him or her as a member of any committee thereof, as a means of saving for retirement or other purposes.

2.  DEFINITIONS.

    The following definitions shall be applicable for purposes of the Plan:

    (a) "Accounting Date" means each December 31, March 31, June 30, and September 30.

    (b) "Beneficiary" means the person, persons, entity, entities or the estate of a Participant (or Beneficiary) which the Participant (or, where applicable a surviving Beneficiary) designates on Participant's Notice of Election Form (Exhibit A) to receive the undistributed portion of a Participant's Compensation Account, if any, upon the Participant's (or Beneficiary's) death or such person or entity as becomes entitled to such benefits pursuant to the terms of this Plan.

    (c) "Board" means the Board of Directors of the Company.

    (d)  "Compensation  Account"  means  the  account  to  which  the Director's
       Deferred  Compensation  is   credited,  together   with  income   accrued
       thereunder, and which is established pursuant to Section 5.

    (e) "Common Stock" means the common stock, $0.01 par value, of the Company.

    (f) "Company" means Ashland Coal, Inc.

    (g) "Deferred Compensation" means the annual retainer and meeting fees, as well as any per diem compensation for special assignments, earned by a Director for his or her service as a member of the Board during a calendar year or portion thereof which is deferred pursuant to an Election.

    (h) "Director" means any director of the Company who is not an employee of the Company or one of its subsidiaries and who is separately compensated for his or her services on the Board, or any committee thereof.

    (i) "Disability" shall have the same meaning as the term "disability" in Rule 16a-1(c)(3) of the regulations under the Securities Exchange Act of 1934.

    (j) "Election" means a Participant's delivery of a written Notice of Election in the form of Exhibit A to the Vice President Human Resources of the Company electing to defer payment of all or a portion of his or her compensation as a Director.

    (k) "Fair Market Value" means, as of any specified date (or, if a weekend or holiday, the next preceding business day), the closing price of the Common Stock, as reported on the New York Stock Exchange Composite Tape.

    (l) "Participant" means a Director who has elected, under the terms and conditions of the Plan, to defer payment of all or a portion of his or her compensation as a Director.

    (m) "Payment Commencement Date" means, with respect to annual installments, January 2 of the first year of deferred payment selected by a Director in his or her Election and, with respect to quarterly installments, the first business day of the calendar quarter of deferred payment selected by a Director in his or her Election.

    (n) "Plan" means this Ashland Coal, Inc. Deferred Compensation Plan For Directors' Fees.

    (o) "Prime Rate of Interest" means the rate of interest quoted by Citibank, N.A. as its prime commercial lending rate on the last day of each calendar quarter.

    (p) "Stock Unit(s)" means the share equivalents credited to a Participant's Compensation Account pursuant to Section 6.

    (q) "Termination" means retirement from the Board or termination of service as a Director for any other reason.

3.  ELIGIBILITY.

    Any Director who is separately compensated for his or her services on the Board, or on any committee of such Board, shall be eligible to participate in the Plan.

4.  ADMINISTRATION.

    Full power and authority to construe, interpret, and administer the Plan shall be vested in the Board. Decisions of the Board shall be final, conclusive and binding upon all parties. Day-to-day administration of the Plan shall be the responsibility of the Company's Human Resources Department. Said Human Resources Department may modify any forms provided for herein or authorize new forms for use under this Plan as Senior
    Management of the Company may from time to time deem necessary or appropriate so long as any such modified or new forms are not otherwise inconsistent with the terms and provisions of this Plan.

    Notwithstanding the terms of an Election made by a Participant hereunder, the Board may, in its sole discretion, change the terms of such Election, on its own initiative or, upon the request of a Participant or his or her representative, or a Participant's Beneficiary or such Beneficiary's representative, upon a demonstration by or on behalf of the Participant of substantial financial hardship as a result of the Disability of the Participant. The amount of any such distribution shall be limited to the amount deemed necessary by the Board to alleviate or remedy the Participant's hardship arising from such Disability.

5.  COMPENSATION ACCOUNT.

    Upon election to participate in the Plan, there shall be established a Compensation Account for the Participant to which shall be credited his or her Deferred Compensation on the date it would have been paid but for the deferral. Funds credited to a Compensation Account shall remain a part of the general funds of the Company and nothing contained in this Plan shall be deemed to create a trust or fund of any kind or create any fiduciary relationship. Nothing contained herein shall be deemed to give any Participant any ownership or other proprietary, security or other rights in any funds, stock or assets owned or possessed by the Company, whether or not earmarked for the Company's own purposes as a reserve or fund to be utilized by the Company for the discharge of its obligations hereunder. To the extent that any person acquires a right to receive payments or distributions from the Company under this Plan, such right shall be no greater than the right of any unsecured creditor of the Company.

6.  ELECTION TO DEFER.

    Upon his or her election to participate, the Participant shall either elect to have the Deferred Compensation in his or her Compensation Account credited on each Accounting Date with (1) an amount based on the Prime Rate of Interest quoted on such Accounting Date, or (2) a number of Stock Units or (3) a combination of both.

    Pursuant to the Stock Unit election, each Stock Unit shall represent one hypothetical share of Common Stock and shall entitle the Participant to receive benefits as hereinafter provided. The number of Stock Units credited to such electing Participant shall be determined by dividing each amount of Deferred Compensation which such Participant has elected to convert to Stock Units by the Fair Market Value of a share of Common Stock as of the day on which such Deferred Compensation is credited to the Participant's Compensation Account or, in the case of amounts already deferred, as of the effective date of such election as provided in Section 7. Fractional units shall be credited to the Participant as a result of the foregoing calculation.

    In the event of any stock dividend, stock split, reverse stock split, recapitalization or reclassification of securities, reorganization, combination or exchange of shares or other similar changes in Common Stock, appropriate adjustments shall be made in the Stock Units credited to Participants in the same manner as shares of Common Stock represented by such Stock Units would have been adjusted had such shares been outstanding. Stock Units credited to a Participant shall additionally be adjusted to take into consideration all dividends which would have been declared and paid with respect to a number of shares of Common Stock equal to the number of hypothetical shares represented by such Stock Units to the extent the record date for such dividends is subsequent to the time that such Stock Units are credited to such Participant's Compensation Account. Dividend equivalents taken into account for these purposes shall be credited to such Participant's Compensation Account as of the payment date of the related dividends in the form of additional whole or fractional Stock Units. The number of Stock Units credited to a Participant for this purpose shall be equal to the amount of cash dividends which would have been so declared and paid divided by the Fair Market Value of a Stock Unit as of the dividend payment date.

7.  MANNER OF ELECTION.

    Any Director wishing to participate in the Plan must deliver to the Vice President Human Resources of the Company a written notice, on the Notice of Election Form substantially in the form attached as Exhibit A, electing to defer payment of all or a portion (in 25 percent increments) of his or her compensation as a Director (an "Election"). An Election shall become effective on January 1, 1989 if filed by December 31, 1988. Thereafter, a person for whom an Election is not in effect may elect to participate in the Plan as follows: (a) with respect to Directors' fees payable for any calendar year by filing an Election, in accordance with the procedure described above, on or before December 31 of the preceding calendar year; and (b) with respect to Directors' fees payable for all or any portion of a calendar year after such person's initial election to the office of Director of the Company, or any subsequent re-election if immediately prior thereto he was not serving as a Director, by filing an Election, in accordance with the procedure described above, within 30 days subsequent to such election or re-election.

    An effective Election may not be revoked or modified, except as to changes in the designation of Beneficiary and as otherwise stated herein, with respect to Directors' fees payable for the calendar year or portion of a calendar year for which such Election is effective and such Election, unless terminated or modified as described below, shall apply to Directors' fees payable with respect to each subsequent calendar year. An effective Election may be terminated or modified for any subsequent calendar year by the filing, as described above, of either a new Election, in regard to modifications, or a Notice of Termination of Deferrals, substantially in the form attached as Exhibit B, in regard to terminations, on or before the December 31 immediately preceding the calendar year for which such modification or termination is to be effective. Except for payment periods commencing on a Director's death, retirement or Disability, a Director's designation of the applicable payment period with respect to his or her existing deferrals may not provide for any distribution from the Compensation Account within the first six months after the Election or any modification thereto. A Director's designation shall be forever binding upon the Director, and with respect to any and all deferrals for subsequent calendar years, cannot be changed except as provided in Section 4. Not earlier than six months after the date of a Director's Election and provided any change in election does not occur within six months of any other change in election, a Director may elect to change an existing selection as to the investment alternative in effect with respect to his or her existing account (in 25 percent increments) by filing with the Vice President Human Resources of the Company a Notice of Change in Investment Alternative, substantially in the form attached as Exhibit C, at least fifteen (15) days prior to the commencement of the quarter in which the Director desires the change to become effective. The revision will be deemed effective as of the first business day of the next quarter subsequent to the filing of such Notice of Change in Investment Alternative.

8.  ADJUSTMENT OF DEFERRED COMPENSATION ACCOUNT.

    As of each Accounting Date, the Compensation Account for each Director shall be adjusted for the period, or applicable portion thereof, elapsed since the last preceding Accounting Date as follows:

    (a) FIRST, the account shall be charged with any distribution made during the period in accordance with Sections 9 and 10 below;

    (b) SECOND, the account shall be credited with the amount, if any, of Director's fees deferred during the period in accordance with an effective Election under Section 7 above; and

    (c) FINALLY, the average account balance shall be credited with an amount based on the Prime Rate of Interest quoted on such Account Date or the number of Stock Units held in such account shall be credited with additional Stock Units representing the dividend equivalents paid with respect to the Stock Units credited to such account on any dividend payment date during such quarterly period, or a combination of both, for the quarterly period ending on such Accounting Date for the actual number of days elapsed.

9.  MANNER OF PAYMENT.

    A Director's Compensation Account will be paid to the Director or, in the event of his or her death, to a Beneficiary, in accordance with the Director's Election, all such payments to be made in cash. If a Director elects to receive payment of his or her Compensation Account in installments, the payment period shall not exceed twenty (20) years following the date of the Director's Termination. The amount of any installment payment shall be determined by multiplying (i) the balance in the Director's Compensation Account on the date of such installment by (ii) a fraction, the numerator of which is one and the denominator of which is the number of remaining unpaid installments. In the event that different payment periods are approved for a single Participant provided herein, the foregoing formula will be applied separately to the relevant portions of the Compensation Account for such Participants which are subject to separate payment periods. Amounts held pending distribution pursuant to this Section 9 shall continue to be credited with an amount based on the Prime Rate of Interest or a number of Stock Units, or a combination of both, pursuant to
    Section 6 above.

10. PAYMENT COMMENCEMENT DATE.

    Payments of amounts deferred pursuant to a valid Election shall commence (i) with respect to annual installments, on the January 2 of the first year of deferred payment selected by a Director in his or her Election and (ii) with respect to quarterly installments, on the first business day of the first calendar quarter of deferred payment selected by a Director in his or her Election. If a Director dies prior to the first deferred payment specified in an Election, payments shall commence on the first payment date so specified.

11. BENEFICIARY DESIGNATION.

    A Director may designate, on a Notice of Election Form in the form attached as Exhibit A, any person to whom payments are to be made if the Director dies before receiving payment of all amounts due hereunder. A designation of Beneficiary will be effective only after the signed Election is filed with the Vice President Human Resources of the Company while the Director is alive and will cancel all designations of Beneficiary signed and filed earlier. In the absence of an effective Beneficiary designation, a
    Participant's   (or  Beneficiary's,   in  the  case   of  the   death  of  a

    Beneficiary receiving benefits) surviving spouse, if any, or, if none, his children, if any, PER STIRPES, or, if none, the Participant's estate, will be the Beneficiary. A Beneficiary receiving benefits in accordance with the Plan may designate a beneficiary who will be entitled to receive, where applicable, the remaining benefits due the Beneficiary after the Beneficiary's death. If a designated Beneficiary should survive a
    Participant but die (or, if a trust, terminate) before all benefits have been paid to the Beneficiary, the remainder of the payments shall be made as the Beneficiary may designate or, absent a properly executed Beneficiary designation, to the Beneficiary's estate or, if a trust, to the Beneficiaries in distribution of the trust.

12. INALIENABILITY OF BENEFITS.

    The interests of the Participants and their Beneficiaries under the Plan may not in any way be voluntarily or involuntarily transferred, alienated or assigned, nor subject to attachment, execution, garnishment or other such equitable or legal process.

13. GOVERNING LAW.

    The provisions of this Plan shall be interpreted and construed in accordance with the laws of the State of West Virginia.

14. AMENDMENTS.

    The Board may amend, alter or terminate this Plan at any time without the approval of the Participants.

                                                                       EXHIBIT A

                               ASHLAND COAL, INC.
                 DEFERRED COMPENSATION PLAN FOR DIRECTORS' FEES
                            NOTICE OF ELECTION FORM
                          ---------------------------

    I, ____________________________, an eligible Director for purposes of the Ashland Coal, Inc. Deferred Compensation Plan For Directors' Fees (the "Plan"), hereby elect to participate in the Plan and make the following elections with respect to compensation which hereinafter becomes due to me for services as a Director of Ashland Coal, Inc. (the "Company").

I.  AMOUNT OF DEFERRED COMPENSATION

    I hereby elect to defer my compensation for services as a Director as follows (indicate from 0 to 100%, in 25% increments):

      ------------%  Directors' Fees and other Compensation

II. FORM OF PAYMENT OF DEFERRED COMPENSATION (CHECK ONE)

    I hereby elect the following payment period designated below, which term shall hereinafter be applicable to each subsequent year in which I elect to defer any Directors' Fees payable to me:

      ------------   Lump  Sum payable on the January 2 following the earlier of my termination of service as a Director or death.
      ------------   Lump Sum payable on January 2, -------, or, if earlier, the
                     January 2 nineteen (19) years  following the earlier of  my termination of service as a Director or death.
      ------------   In  -------annual OR -------quarterly  installments (not to extend beyond  the 20th  anniversary of  my termination  of service)  commencing upon my termination of my service as a
                     Director with all installments  unpaid at my death  payable in  a lump  sum to  the applicable  Beneficiary named below commencing (PLEASE SELECT ONE):
                     90 days after my death
      -------
                     1 year after my death
      -------
                     2 years after my death
      -------
      ------------   In -------annual OR  -------quarterly installments (not  to extend  beyond the  earlier of  the 20th  anniversary of my
                     termination  of  service  or  death)  commencing  upon   my
                     termination  of service  or death  as a  Director, with all
                     installments  unpaid  at  my  death  payable  annually   or
                     quarterly,  as the  case may  be, to  the Beneficiary named below.

III.FORM OF INVESTMENT ALTERNATIVE

    I hereby elect to have my future Deferred Compensation Account with the Company deemed to be invested in the following manner (indicate from 0 to 100%, in 25% increments--in front of EACH item):

      ------------   Based on the  Prime Rate  of Interest  quoted by  Citibank,
                     N.A. at the end of each quarter.
      ------------   By  making a  hypothetical investment in  Common Stock with the assumption of  automatic dividend  reinvestment in  the form of stock equivalents.

IV. BENEFICIARY SELECTION (OPTIONAL)

    I hereby elect to have any amounts credited to my Deferred Compensation Account that are payable on account of my death paid to the following Primary Beneficiary or Beneficiaries:

    Primary:

      ----------------------------------      ----------------------------------
                     NAME                                RELATIONSHIP
      ----------------------------------
                   ADDRESS

    If the named Primary Beneficiary predeceases me, the following person is designated as Contingent Beneficiary to receive any such unpaid deferred fees:

    Contingent:

      ----------------------------------      ----------------------------------
                     NAME                                RELATIONSHIP
      ----------------------------------
                   ADDRESS

    I understand that this Election applies to compensation to be earned subsequent to the date of this Election and in each succeeding calendar year until the calendar year following the one in which I file a revised Election or a written Notice of Termination of Deferrals. With respect to each such year to which this Election applies, the Election becomes irrevocable as of midnight on December 31 of the immediately preceding calendar year. I understand that the Deferred Compensation will be paid to me as provided in Section 9 of the Plan. I further understand that my initial designation as to the applicable payment period shall be forever binding during my participation in the Plan and cannot be changed without the prior approval of the Board.

    I understand that in executing this Election, I agree to be bound by the terms and conditions of the Plan and agree that such terms and conditions shall be binding upon my Beneficiaries, distributees and personal representatives.

    I also understand that any compensation deferred by me represents a contractual obligation of the Company to make future payment in the form elected and that the Company will not be required to reserve or otherwise set aside funds to meet said obligations.

                                                ---------------------------------------------
                                                            Signature of Director
                                                ---------------------------------------------
                                                                     Date

                                                                       EXHIBIT B

                       NOTICE OF TERMINATION OF DEFERRALS
                    ----------------------------------------

Mr. Ronald J. Coleman
Vice President Human Resources
Ashland Coal, Inc.
2205 Fifth Street Road
Huntington, West Virginia 25701

                               Ashland Coal, Inc.
                           Deferred Compensation Plan
                        for Directors' Fees (the "Plan")
                         -----------------------------

Dear Sir:

    Pursuant to the provisions of the Plan, I hereby terminate my Election to defer under the Plan effective as of January 1, 19____.

DATE: -------------------      SIGNATURE:        ----------------------------------------------

                                                                       EXHIBIT C

                               ASHLAND COAL, INC.
                 DEFERRED COMPENSATION PLAN FOR DIRECTORS' FEES
                   NOTICE OF CHANGE IN INVESTMENT ALTERNATIVE
               -------------------------------------------------

    I, ____________________________, an eligible Director for purposes of the Ashland Coal, Inc. Deferred Compensation Plan For Directors' Fees (the "Plan"), hereby elect to have that portion of my Deferred Compensation Account with the Company as of
- ---------------------, 19
- -------, deemed hereafter invested in the following manner (indicate from 0 to 100%, in 25% increments--in front of EACH item):

      ------------   Based on the  Prime Rate  of Interest  quoted by  Citibank,
                     N.A. at the end of each quarter.
      ------------   By  making a  hypothetical investment in  Common Stock with the assumption  of automatic  dividend equivalents  in  the form of stock equivalents.

    With respect to future compensation which becomes due to me and which I elect to defer, I hereby elect to have that portion of my Deferred Compensation Account with the Company deemed invested in the following manner (indicate from 0 to 100%, in 25% increments--in front of EACH item):

      ------------   Based on the  Prime Rate  of Interest  quoted by  Citibank,
                     N.A. at the end of each quarter.
      ------------   By  making a  hypothetical investment in  Common Stock with the assumption  of automatic  dividend equivalents  in  the form of stock equivalents.

                                                ---------------------------------------------
                                                            Signature of Director
                                                ---------------------------------------------
                                                                     Date